                           SECURITIES AND EXCHANGE COMMISSION
                                 Washington, D.C.  20549

                                        FORM 8-K

                     Current Report Pursuant To Section 13 or 15(d) of
                            the Securities Exchange Act of 1934

           Date of Report (Date of earliest event reported):  June 11, 2003

                                IMPAC CMB TRUST SERIES 2003-4.
              (as Company under a Series 2003-4 Indenture, dated as of
           March 31,2003 providing for, inter alia, the issuance of
               Collateralized Asset Backed Bonds, Series 2003-4).

                  IMPAC CMB TRUST COLLATERLIZED AS BOND SERIES 2003-4
                 (Exact name of Registrant as specified in its Charter)

                                       California
                    (State or Other Jurisdiction of Incorporation)

               333-103591-01                          33-0705301
          (Commission File Number)        (I.R.S. Employer Identification No.)

          1401 DOVE STREET
          NEWPORT BEACH, CALIFORNIA                    92660
          (Address of principal executive offices)     (Zip Code)

          Registrant's Telephone Number, Including Area Code:  (949) 475-3600

     Item 5.  Other Events

     Attached hereto is a copy of the Monthly Remittance Statements to the
     Certificateholders which was derived from the monthly information submitted by the Master Servicer of the Trust to the Trustee.

     Item 7.  Financial Statement and Exhibits

     Exhibits:  (as noted in Item 5 above)

     Monthly Remittance Statement to the Certificateholders dated as of
     June 11, 2003..

                                     SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of
          1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                  Deutsche Bank National Trust Company,
                                  not in its individual capacity, but solely as
                                  a duly authorized agent of the Registrant
                                  pursuant to the Indenture, dated as of
                                  March 31,2003.

          Date:  Jun 17, 2003               By:  /s/ David Co
                                            David Co
                                            Vice President

                                   EXHIBIT INDEX

          DOCUMENT

          Monthly Remittance Statement to the Certificateholders
          dated as of June 11, 2003.

	Impac CMB Trust 2003-4
	Mortgage Pass-Through Certificates

	June 11, 2003 Distribution - SUPPLEMENTAL

	Contents

		TABLE OF CONTENTS

							Page

		1.	Contents				1
		2.	Certificate Payment Report				2
		3.	Collection Account Report				4
		4.	Collateral Report				7

			Total Number of Pages				9

		CONTACTS

			Administrator: James Noriega
			Direct Phone Number: (714)247-6281
			Address: Deutsche Bank
			1761 E. St. Andrew Place, Santa Ana, CA 92705

			Web Site: https://www.corporatetrust.db.com/invr
			Factor Information: (800) 735-7777
			Main Phone Number: (714) 247-6000

ISSUANCE INFORMATION

	Seller:	Impac Funding Corp.					Cut-Off Date: March 1, 2003
	Certificate Insurer(s):	AMBAC Indemnity Corporation					Closing Date: March 31, 2003
							First Payment Date: April 25, 2003
	Servicer(s):	Impac Funding Corp. Master Servicer
		Wendover Funding, Inc. Sub-Servicer
		Countrywide Home Loans, Inc. Sub-Servicer
		GMAC Sub-Servicer					Distribution Date: June 11, 2003
	Underwriter(s):	Countrywide Funding Corporation Underwriter					Record Date: April 23, 2003
							March 31, 2003

					Page 1 of 9					© COPYRIGHT 2003 Deutsche Bank
	Impac CMB Trust 2003-4
	Mortgage Pass-Through Certificates
	Series 2003-4
	Certificate Payment Report for June 11, 2003 Distribution

	Distribution in Dollars - Current Period
				Prior						Current
	Class	Original		Principal			Total	Realized	Deferred	Principal
Class	Type	Face Value		Balance	Interest	Principal	Distribution	Losses	Interest	Balance
				(1)	(2)	(3)	(4)=(2)+(3)	(5)	(6)	(7)=(1)-(3)-(5)+(6)

1-A-1	FLT, STEP,	253,125,000.00		251,573,685.17	-	-	-	-	-	251,573,685.17
2-A-1	FLT, STEP,	11,217,000.00		11,191,355.79	-	-	-	-	-	11,191,355.79
3-A-1	STEP, AFC	259,500,000.00		257,230,571.50	129,519.29	-	129,519.29	-	-	257,230,571.50
3-A-IO	IO, NTL	-		-	-	-	-	-	-	-
3-M-1	MEZ, STEP,	18,750,000.00		18,586,023.96	17,045.84	-	17,045.84	-	-	18,586,023.96
3-M-2	MEZ, STEP,	15,000,000.00		14,868,819.17	18,661.66	-	18,661.66	-	-	14,868,819.17
1-B-1	SUB, FLT, S	14,850,000.00		14,758,989.53	-	-	-	-	-	14,758,989.53
3-B-1	SUB, STEP,	5,250,000.00		5,204,086.70	9,817.21	-	9,817.21	-	-	5,204,086.70
Cert	R	-		-	-	-	-	-	-	-

Total	577,692,000.00			573,413,531.82	175,044.00	-	175,044.00	-	-	573,413,531.82

	Interest Accrual Detail			Current Period Factor Information per $1,000 of Original Face
					Orig. Principal	Prior				Current
	Period	Period			(with Notional)	Principal			Total	Principal
Class	Starting	Ending	Method	Cusip	Balance	Balance	Interest	Principal	Distribution	Balance
						(1)	(2)	(3)	(4)=(2)+(3)	(5)

1-A-1	04/25/03	06/10/03	A-Act/360	45254NED5	253,125,000.00	993.871349	-	-	-	993.871349
2-A-1	04/25/03	06/10/03	A-Act/360	45254NEF0	11,217,000.00	997.713809	-	-	-	997.713809
3-A-1	04/25/03	06/10/03	A-Act/360	45254NEG8	259,500,000.00	991.254611	0.499111	-	0.499111	991.254611
3-A-IO	04/25/03	06/10/03	A-Act/360	45254NEH6	37,500,695.00	1,000.000000	-	-	-	1,000.000000
3-M-1	04/25/03	06/10/03	A-Act/360	45254NEJ2	18,750,000.00	991.254611	0.909111	-	0.909111	991.254611
3-M-2	04/25/03	06/10/03	A-Act/360	45254NEK9	15,000,000.00	991.254611	1.244111	-	1.244111	991.254611
1-B-1	04/25/03	06/10/03	A-Act/360	45254NEE3	14,850,000.00	993.871349	-	-	-	993.871349
3-B-1	04/25/03	06/10/03	A-Act/360	45254NEL7	5,250,000.00	991.254610	1.869945	-	1.869945	991.254610
Cert	04/25/03	06/10/03	-Act/360		-	-	-	-	-	-

						Page 2 of 9				© COPYRIGHT 2003 Deutsche Bank
	Impac CMB Trust 2003-4
	Mortgage Pass-Through Certificates
	Series 2003-4
	Certificate Payment Report for June 11, 2003 Distribution

	Distribution in Dollars - to Date
										Current
	Original			Unscheduled	Scheduled	Total	Total	Realized	Deferred	Principal
Class	Face Value	Interest		Principal	Principal	Principal	Distribution	Losses	Interest	Balance
	(1)	(2)		(3)	(4)	(5)=(3)+(4)	(6)=(2)+(5)	(7)	(8)	(9)=(1)-(5)-(7)+(8)

1-A-1	253,125,000.00	655,415.89		1,330,922.32	220,392.51	1,551,314.83	2,206,730.72	-	-	251,573,685.17
2-A-1	11,217,000.00	32,404.23		0.00	25,644.21	25,644.21	58,048.44	-	-	11,191,355.79
3-A-1	259,500,000.00	1,872,271.52		1,794,440.46	474,988.03	2,269,428.49	4,141,700.01	-	-	257,230,571.50
3-A-IO	-	375,006.96		-	-	-	375,006.96	-	-	-
3-M-1	18,750,000.00	150,633.29		136,520.09	27,455.96	163,976.05	314,609.34	-	-	18,586,023.96
3-M-2	15,000,000.00	130,542.60		121,571.25	9,609.58	131,180.84	261,723.44	-	-	14,868,819.17
1-B-1	14,850,000.00	101,454.26		78,080.78	12,929.69	91,010.47	192,464.73	-	-	14,758,989.53
3-B-1	5,250,000.00	51,309.35		36,303.71	9,609.58	45,913.29	97,222.64	-	-	5,204,086.70
Cert	-	1,142,485.29		-	-	-	1,142,485.29	-	-	-

Total	577,692,000.00	4,511,523.39		3,497,838.61	780,629.57	4,278,468.18	8,789,991.57	-	-	573,413,531.82

	Interest Detail
	Pass-	Prior Principal			Non-	Prior	Unscheduled		Paid or	Current
	Through	(with Notional)		Accrued	Supported	Unpaid	Interest	Optimal	Deferred	Unpaid
Class	Rate	Balance		Interest	Interest SF	Interest	Adjustments	Interest	Interest	Interest
				(1)	(2)	(3)	(4)	(5)=(1)-(2)+(3)+(4)	(6)	(7)=(5)-(6)

1-A-1	251,573,685.17			-	-	-	-	-	-	-
2-A-1	11,191,355.79			-	-	-	-	-	-	-
3-A-1	0.60422%	257,230,571.50		129,519.29	-	-	-	129,519.29	129,519.29	-
3-A-IO	37,500,695.00			-	-	-	-	-	-	-
3-M-1	1.10056%	18,586,023.96		17,045.84	-	-	-	17,045.84	17,045.84	-
3-M-2	1.50610%	14,868,819.17		18,661.66	-	-	-	18,661.66	18,661.66	-
1-B-1	14,758,989.53			-	-	-	-	-	-	-
3-B-1	2.26373%	5,204,086.70		9,817.21	-	-	-	9,817.21	9,817.21	-
Cert	-			-	-	-	-	-	-	-

Total	610,914,226.82			175,044.00	-	-	-	175,044.00	175,044.00	-

						Page 3 of 9				© COPYRIGHT 2003 Deutsche Bank
	Impac CMB Trust 2003-4
	Mortgage Pass-Through Certificates
	Series 2003-4
	Collection Account Report for June 11, 2003 Distribution

	Collection Account Report

SUMMARY				GROUP 2 - FIXED	GROUP 2 - ADJ	GROUP 1 - ADJ	TOTAL

	Principal Collections			0.00	0.00	0.00	0.00
	Principal Withdrawals			0.00	0.00	0.00	0.00
	Principal Other Accounts			0.00	0.00	0.00	0.00
	TOTAL PRINCIPAL			0.00	0.00	0.00	0.00

	Interest Collections			175,044.00	0.00	0.00	175,044.00
	Interest Withdrawals			0.00	0.00	0.00	0.00
	Interest Other Accounts			0.00	0.00	0.00	0.00
	Interest Fees			0.00	0.00	0.00	0.00
	TOTAL INTEREST			175,044.00	0.00	0.00	175,044.00

	TOTAL AVAILABLE FUNDS TO BONDHOLDERS			175,044.00	0.00	0.00	175,044.00

PRINCIPAL - COLLECTIONS				GROUP 2 - FIXED	GROUP 2 - ADJ	GROUP 1 - ADJ	TOTAL

	Scheduled Principal			0.00	0.00	0.00	0.00
	Curtailments			0.00	0.00	0.00	0.00
	Prepayments in Full			0.00	0.00	0.00	0.00
	Repurchases/Substitutions			0.00	0.00	0.00	0.00
	Liquidations			0.00	0.00	0.00	0.00
	Insurance Principal			0.00	0.00	0.00	0.00
	Other Additional Principal			0.00	0.00	0.00	0.00
	Delinquent Principal			0.00	0.00	0.00	0.00
	Realized Losses			0.00	0.00	0.00	0.00
	Substitution Adjustments- Principal			0.00	0.00	0.00	0.00
	Termination Price Amounts- Principal			0.00	0.00	0.00	0.00
	Additional Principal Amts			0.00	0.00	0.00	0.00
	Principal Advanced			0.00	0.00	0.00	0.00

	TOTAL PRINCIPAL			0.00	0.00	0.00	0.00

			Page 4 of 9				© COPYRIGHT 2003 Deutsche Bank
	Impac CMB Trust 2003-4
	Mortgage Pass-Through Certificates
	Series 2003-4
	Collection Account Report for June 11, 2003 Distribution

	Collection Account Report

PRINCIPAL - WITHDRAWALS				GROUP 2 - FIXED	GROUP 2 - ADJ	GROUP 1 - ADJ	TOTAL
SPACE INTENTIONALLY LEFT BLANK

PRINCIPAL - OTHER ACCOUNTS				GROUP 2 - FIXED	GROUP 2 - ADJ	GROUP 1 - ADJ	TOTAL
SPACE INTENTIONALLY LEFT BLANK

INTEREST - COLLECTIONS				GROUP 2 - FIXED	GROUP 2 - ADJ	GROUP 1 - ADJ	TOTAL

	Scheduled Interest			175,044.00	0.00	0.00	175,044.00
	Repurchases/Substitutions			0.00	0.00	0.00	0.00
	Liquidations			0.00	0.00	0.00	0.00
	Insurance Interest			0.00	0.00	0.00	0.00
	Other Additional Interest			0.00	0.00	0.00	0.00
	Prepayment Interest Shortfalls			0.00	0.00	0.00	0.00
	Relief Act Interest Shortfalls			0.00	0.00	0.00	0.00
	Delinquent Interest			0.00	0.00	0.00	0.00
	Interest Realized Losses			0.00	0.00	0.00	0.00
	Compensating Interest			0.00	0.00	0.00	0.00
	Substitution Adjustments- Interest			0.00	0.00	0.00	0.00
	Termination Price Amounts- Interest			0.00	0.00	0.00	0.00
	Additional Interest Amts			0.00	0.00	0.00	0.00
	Interest Prepayment Premiums			0.00	0.00	0.00	0.00
	Interest Advanced			0.00	0.00	0.00	0.00
	Cap Contract Payment Amt			0.00	0.00	0.00	0.00

	TOTAL INTEREST			175,044.00	0.00	0.00	175,044.00

			Page 5 of 9				© COPYRIGHT 2003 Deutsche Bank
	Impac CMB Trust 2003-4
	Mortgage Pass-Through Certificates
	Series 2003-4
	Collection Account Report for June 11, 2003 Distribution

	Collection Account Report

INTEREST - WITHDRAWALS				GROUP 2 - FIXED	GROUP 2 - ADJ	GROUP 1 - ADJ	TOTAL

	Prev. Unreimbursed PMI Premiums			0.00	0.00	0.00	0.00
	Prev. Unreimbursed Spec Haz Premiums			0.00	0.00	0.00	0.00
	Prev. Unreimbursed Liq. Expenses			0.00	0.00	0.00	0.00
	Prev. Unreimbursed Master/Sub-Servicing Fees			0.00	0.00	0.00	0.00
	Amt Rvcd Not Due Bondholder /Deposits in Error			0.00	0.00	0.00	0.00
	Prev. Unreimb. P&I Advances/Non Recov Advances			0.00	0.00	0.00	0.00
	Prev. Unreimbursed Servicing Advances			0.00	0.00	0.00	0.00
	Clear and Terminate Collection Account			0.00	0.00	0.00	0.00

	TOTAL INTEREST WITHDRAWALS			0.00	0.00	0.00	0.00

INTEREST - OTHER ACCOUNTS				GROUP 2 - FIXED	GROUP 2 - ADJ	GROUP 1 - ADJ	TOTAL

	Cap Contract Payment Amounts			0.00	0.00	0.00	0.00
	Floor Contract Payment Amounts			0.00	0.00	0.00	0.00
	Swap Contract Payment Amounts			0.00	0.00	0.00	0.00

INTEREST - FEES				GROUP 2 - FIXED	GROUP 2 - ADJ	GROUP 1 - ADJ	TOTAL

	Owner Trustee Fee			0.00	0.00	0.00	0.00
	Indenture Trustee Fee			0.00	0.00	0.00	0.00
	Bond Insurance Premium Amount			0.00	0.00	0.00	0.00
	Radian PMI Insurance Premiums			0.00	0.00	0.00	0.00
	Current Servicing Fees			0.00	0.00	0.00	0.00

	TOTAL INTEREST FEES			0.00	0.00	0.00	0.00

			Page 6 of 9				© COPYRIGHT 2003 Deutsche Bank
	Impac CMB Trust 2003-4
	Mortgage Pass-Through Certificates
	Series 2003-4
	Collateral Report for June 11, 2003 Distribution

	Collateral Report

COLLATERAL				GROUP 2 - FIXED	GROUP 2 - ADJ	GROUP 1 - ADJ	TOTAL
	Loan Count:
	Original			1456	24	1004	2484
	Prior			1,444	24	998	2,466
	Prefunding			8	-	6	14
	Scheduled Paid Offs			-	-	-	-
	Full Voluntary Prepayments			(8)	-	(6)	(14)
	Repurchases			-	-	-	-
	Liquidations			-	-	-	-
	Current			1,444	24	998	2,466

	Principal Balance:
	Original			300,000,050.39	12,819,481.59	270,001,404.18	582,820,936.16
	Prior			297,389,501.58	12,793,790.99	268,357,685.24	578,540,977.81
	Prefunding			-	-	-	-
	Scheduled Principal			-	-	-	-
	Partial and Full Voluntary Prepayments			-	-	-	-
	Repurchases			-	-	-	-
	Liquidations			-	-	-	-
	Current			297,389,501.58	12,793,790.99	268,357,685.24	578,540,977.81

PREFUNDING				GROUP 2 - FIXED	GROUP 2 - ADJ	GROUP 1 - ADJ	TOTAL
SPACE INTENTIONALLY LEFT BLANK

	Group 1 - Adj	Group 2 - Fixed
	Group 2 - Adj
Current Prin Balance by Groups (in millions of dollars)				Total Current Principal Balance (in millions of dollars)

			Page 7 of 9				© COPYRIGHT 2003 Deutsche Bank
	Impac CMB Trust 2003-4
	Mortgage Pass-Through Certificates
	Series 2003-4
	Collateral Report for June 11, 2003 Distribution

	Collateral Report

CHARACTERISTICS				GROUP 2 - FIXED	GROUP 2 - ADJ	GROUP 1 - ADJ	TOTAL

	Weighted Average Coupon Original			4.691365%	5.683081%	2.767003%	3.821686%
	Weighted Average Coupon Prior			6.812732%	5.683126%	6.014743%	6.417709%
	Weighted Average Coupon Current			6.853452%	5.689294%	6.049802%	6.454933%
	Weighted Average Months to Maturity Original			342	357	359	350
	Weighted Average Months to Maturity Prior			341	356	358	349
	Weighted Average Months to Maturity Current			341	356	358	349
	Weighted Avg Remaining Amortization Term Original			344	356	359	351
	Weighted Avg Remaining Amortization Term Prior			343	355	358	350
	Weighted Avg Remaining Amortization Term Current			343	355	358	350
	Weighted Average Seasoning Original			1.59	1.81	1.33	1.47
	Weighted Average Seasoning Prior			2.58	2.81	2.33	2.47
	Weighted Average Seasoning Current			2.58	2.81	2.33	2.47

Note: Original information refers to deal issue.

	Group 1 - Adj	Group 2 - Fixed
	Group 2 - Adj
WAC by Groups				Total WAC

WARAT by Groups				Total WARAT

Note: Dates correspond to distribution dates.
			Page 8 of 9				© COPYRIGHT 2003 Deutsche Bank
	Impac CMB Trust 2003-4
	Mortgage Pass-Through Certificates
	Series 2003-4
	Collateral Report for June 11, 2003 Distribution

	Collateral Report

ARM CHARACTERISTICS				GROUP 2 - FIXED	GROUP 2 - ADJ	GROUP 1 - ADJ	TOTAL

	Weighted Average Margin Original				2.907%	3.129%
	Weighted Average Margin Prior				2.907%	3.129%
	Weighted Average Margin Current				2.907%	3.129%
	Weighted Average Max Rate Original				10.683%	12.025%
	Weighted Average Max Rate Prior				10.683%	12.025%
	Weighted Average Max Rate Current				10.683%	12.025%
	Weighted Average Min Rate Original				5.683%	3.538%
	Weighted Average Min Rate Prior				5.683%	3.537%
	Weighted Average Min Rate Current				5.683%	3.537%
	Weighted Average Cap Up Original				1.000%	1.054%
	Weighted Average Cap Up Prior				1.000%	1.054%
	Weighted Average Cap Up Current				1.000%	1.054%
	Weighted Average Cap Down Original				1.000%	1.011%
	Weighted Average Cap Down Prior				1.000%	1.011%
	Weighted Average Cap Down Current				1.000%	1.011%

Note: Original information refers to deal issue.

SERVICING FEES / ADVANCES				GROUP 2 - FIXED	GROUP 2 - ADJ	GROUP 1 - ADJ	TOTAL

	Current Servicing Fees			0.00	0.00	0.00	0.00
	Delinquent Servicing Fees			0.00	0.00	0.00	0.00
	TOTAL SERVICING FEES			0.00	0.00	0.00	0.00

	Total Servicing Fees			0.00	0.00	0.00	0.00
	Compensating Interest			0.00	0.00	0.00	0.00
	Delinquent Servicing Fees			0.00	0.00	0.00	0.00
	COLLECTED SERVICING FEES			0.00	0.00	0.00	0.00

	Current PPIS			0.00	0.00	0.00	0.00
	Current Net PPIS			0.00	0.00	0.00	0.00

	Total Advanced Principal For Current Payment Date			0.00	0.00	0.00	0.00
	Total Advanced Interest For Current Payment Date			0.00	0.00	0.00	0.00
	TOTAL ADVANCES FOR CURRENT PERIOD			0.00	0.00	0.00	0.00

ADDITIONAL COLLATERAL INFORMATION				GROUP 2 - FIXED	GROUP 2 - ADJ	GROUP 1 - ADJ	TOTAL
SPACE INTENTIONALLY LEFT BLANK

			Page 9 of 9				© COPYRIGHT 2003 Deutsche Bank